Exhibit 10.24
ALIMERA SCIENCES, INC.
2005 INCENTIVE STOCK PLAN
NON-INCENTIVE STOCK OPTION

OPTION CERTIFICATE
Alimera Sciences, Inc., a Delaware corporation (“Alimera”), in accordance with the Alimera Sciences, Inc. 2005 Incentive Stock Plan (the “Plan”), hereby grants an Option to Dr. Calvin Roberts, who shall be referred to as “Director,” to purchase from Alimera Thirty Thousand (30,000) shares of Stock at an Option Price per share equal to $0.39, which grant shall be subject to all of the terms and conditions set forth in this Option Certificate and in the Plan. This grant has been made as of December 14, 2006 which shall be referred to as the “Grant Date”. This Option is not intended to satisfy the requirements of § 422 of the Code and thus shall be a Non-ISO as that term is defined in the Plan.

ALIMERA SCIENCES, INC.

	By:	/s/ Richard Eiswirth, Jr.

Acknowledged:	DIRECTOR

/s/ Calvin Roberts

[Signature]

	Date	1/26/2007

TERMS AND CONDITIONS
     § 1. Plan. This Option grant is subject to all the terms and conditions set forth in the Plan and this Option Certificate, and all the terms in this Option Certificate which begin with a capital letter are either defined in this Option Certificate or in the Plan. If a determination is made that any term or condition set forth in this Option Certificate is inconsistent with the Plan, the Plan shall control. A copy of the Plan will be made available to Director upon written request to the Chief Financial Officer of Alimera.

     § 2. Vesting and Option Expiration.
(a)	General Rule. Subject to § 2(b) and § 2(c), Director’s right under this Option Certificate to exercise this Option is fully vested as of the date hereof.

(b)	Option Expiration Rules. Director’s right to exercise all or any part of this Option shall expire no later than the seventh anniversary of the Grant Date.

(a)	Special Rules.
(1)	Change in Control. If there is a Change in Control of Alimera, this Option shall be subject to the provisions of § 14 of the Plan with respect to such Change in Control.

(2)	Affiliates. For purposes of this Option Certificate, any reference to Alimera shall include any Affiliate, Parent or Subsidiary of Alimera.

(3)	Fractional Shares. Director’s right to exercise this Option shall not include a right to exercise this Option to purchase a fractional share of Stock. If Director exercises this Option on any date when this Option includes a fractional share of Stock, his or her exercise right shall be rounded down to the nearest whole share of Stock and the fractional share shall be carried forward until that fractional share together with any other fractional shares can be combined to equal a whole share of Stock or this Option expires
     § 3. Method of Exercise of Option. Director may exercise this Option in whole or in part only in accordance with the rules and procedures established from time to time by Alimera for the exercise of an Option. The Option Price shall be paid at exercise either in cash, by check acceptable to Alimera or through any cashless exercise/resale procedure which is implemented by a broker unrelated to Alimera through a sale of Stock in the open market and which is acceptable to the Committee, or in any combination of these forms of payment.
     § 4. Delivery and Other Laws. Alimera shall deliver appropriate and proper evidence of ownership of any Stock purchased pursuant to the exercise of this Option as soon as practicable after such exercise to the extent such delivery is then permissible under applicable law or rule or regulation, and such delivery shall discharge Alimera of all of its duties and responsibilities with respect to this Option.

     § 5. Nontransferable. Except as expressly authorized by the Committee, no rights granted under this Option shall be transferable by Director other than by will or by the laws of descent and distribution, and the rights granted under this Option shall be exercisable during Director’s lifetime only by Director. The person or persons, if any, to whom this Option is transferred by will or by the laws of descent and distribution shall be treated after Director’s death the same as Director under this Option Certificate.
     § 6. No Right to Continue Service. Neither the Plan, this Option, nor any related material shall give Director the right to continue in service to Alimera or shall adversely affect the right of Alimera to terminate Director’s service with or without cause (as determined by the Committee) at any time.
     § 7. Stockholder Status. Director shall have no rights as a stockholder with respect to any shares of Stock under this Option until such shares have been duly issued and delivered to Director, and no adjustment shall be made for dividends of any kind or description whatsoever or for distributions of rights of any kind or description whatsoever respecting such Stock except as expressly set forth in the Plan.
     § 8. Governing Law. The Plan and this Option shall be governed by the laws of the State of Delaware.
     § 9. Binding Effect. This Option shall be binding upon Alimera and Director and their respective heirs, executors, administrators and successors.
     § 10. Tax Withholding. This Option has been granted subject to the condition that Director consents to whatever action the Committee directs to satisfy the minimum statutory federal and state withholding requirements, if any, which Alimera determines are applicable upon the exercise of this Option.
     §11. References. Any references to sections (§) in this Option Certificate shall be to sections (§) of this Option Certificate unless otherwise expressly stated as part of such reference.

ALIMERA SCIENCES, INC.
2004 INCENTIVE STOCK PLAN
NON-INCENTIVE STOCK OPTION
OPTION CERTIFICATE
Alimera Sciences, Inc., a Delaware corporation (“Alimera”), in accordance with the Alimera Sciences, Inc. 2004 Incentive Stock Plan (the “Plan”), hereby grants an Option to Dr. Calvin Roberts, who shall be referred to as “Director,” to purchase from Alimera fifteen thousand (15,000) shares of Stock at an Option Price per share equal to $0.60, which grant shall be subject to all of the terms and conditions set forth in this Option Certificate and in the Plan. This grant has been made as of December 29, 2004, which shall be referred to as the “Grant Date”. This Option is not intended to satisfy the requirements of § 422 of the Code and thus shall be a Non-ISO as that term is defined in the Plan.

ALIMERA SCIENCES, INC.

	By:	/s/ Dan Myers

Acknowledged:	DIRECTOR

/s/ Calvin Roberts

[Signature]

	Date	1/21/05

TERMS AND CONDITIONS
     § 1. Plan. This Option grant is subject to all the terms and conditions set forth in the Plan and this Option Certificate, and all the terms in this Option Certificate which begin with a capital letter are either defined in this Option Certificate or in the Plan. If a determination is made that any term or condition set forth in this Option Certificate is inconsistent with the Plan, the Plan shall control. A copy of the Plan will be made available to Director upon written request to the Chief Financial Officer of Alimera.

     § 2. Vesting and Option Expiration.
(a)	General Rule. Subject to § 2(b) and § 2(c), Director’s right under this Option Certificate to exercise this Option is fully vested as of the date hereof,

(b)	Option Expiration Rules. Director’s right to exercise all or any part of this Option shall expire no later than the seventh anniversary of the Grant Date.

(a)	Special Rules.
(1)	Change in Control. If there is a Change in Control of Alimera, this Option shall be subject to the provisions of § 14 of the Plan with respect to such Change in Control.

(2)	Affiliates. For purposes of this Option Certificate, any reference to Alimera shall include any Affiliate, Parent or Subsidiary of Alimera.

(3)	Fractional Shares. Director’s right to exercise this Option shall not include a right to exercise this Option to purchase a fractional share of Stock. If Director exercises this Option on any date when this Option includes a fractional share of Stock, his or her exercise right shall be rounded down to the nearest whole share of Stock and the fractional share shall be carried forward until that fractional share together with any other fractional shares can be combined to equal a whole share of Stock or this Option expires
     § 3. Method of Exercise of Option. Director may exercise this Option in whole or in part only in accordance with the rules and procedures established from time to time by Alimera for the exercise of an Option. The Option Price shall be paid at exercise either in cash, by check acceptable to Alimera or through any cashless exercise/resale procedure which is implemented by a broker unrelated to Alimera through a sale of Stock in the open market and which is acceptable to the Committee, or in any combination of these forms of payment.
     § 4. Delivery and Other Laws. Alimera shall deliver appropriate and proper evidence of ownership of any Stock purchased pursuant to the exercise of this Option as soon as practicable after such exercise to the extent such delivery is then permissible under applicable law or rule or regulation, and such delivery shall discharge Alimera of all of its duties and responsibilities with respect to this Option.

     § 5. Nontransferable. Except as expressly authorized by the Committee, no rights granted under this Option shall be transferable by Director other than by will or by the laws of descent and distribution, and the rights granted under this Option shall be exercisable during Director’s lifetime only by Director. The person or persons, if any, to whom this Option is transferred by will or by the laws of descent and distribution shall be treated after Director’s death the same as Director under this Option Certificate.
     § 6. No Right to Continue Service, Neither the Plan, this Option, nor any related material shall give Director the right to continue in service to Alimera or shall adversely affect the right of Alimera to terminate Director’s service with or without cause (as determined by the Committee) at any time.
     § 7. Stockholder Status. Director shall have no rights as a stockholder with respect to any shares of Stock under this Option until such shares have been duly issued and delivered to Director, and no adjustment shall be made for dividends of any kind or description whatsoever or for distributions of rights of any kind or description whatsoever respecting such Stock except as expressly set forth in the Plan.
     § 8. Governing Law. The Plan and this Option shall be governed by the laws of the State of Delaware.
     § 9. Binding Effect. This Option shall be binding upon Alimera and Director and their respective heirs, executors, administrators and successors.
     § 10. Tax Withholding. This Option has been granted subject to the condition that Director consents to whatever action the Committee directs to satisfy the minimum statutory federal and state withholding requirements, if any, which Alimera determines are applicable upon the exercise of this Option.
     §11. References. Any references to sections (§) in this Option Certificate shall be to sections (§} of this Option Certificate unless otherwise expressly stated as part of such reference.

ALIMERA SCIENCES, INC.
2004 INCENTIVE STOCK PLAN
NON-INCENTIVE STOCK OPTION
OPTION CERTIFICATE
Alimera Sciences, Inc., a Delaware corporation (“Alimera”), in accordance with the Alimera Sciences, Inc. 2004 Incentive Stock Plan (the “Plan”), hereby grants an Option to Dr. Calvin Roberts, who shall be referred to as “Director,” to purchase from Alimera fifteen thousand (15,000) shares of Stock at an Option Price per share equal to $0.60, which grant shall be subject to all of the terms and conditions set forth in this Option Certificate and in the Plan. This grant has been made as of July 1, 2005, which shall be referred to as the “Grant Date”. This Option is not intended to satisfy the requirements of § 422 of the Code and thus shall be a Non-ISO as that term is defined in the Plan.

ALIMERA SCIENCES, INC.

	By:	/s/ Dan Myers

Acknowledged:	DIRECTOR

/s/ Calvin Roberts

[Signature]

	Date	9/29/05

TERMS AND CONDITIONS
     § 1. Plan. This Option grant is subject to all the terms and conditions set forth in the Plan and this Option Certificate, and all the terms in this Option Certificate which begin with a capital letter are either defined in this Option Certificate or in the Plan. If a determination is made that any term or condition set forth in this Option Certificate is inconsistent with the Plan, the Plan shall control. A copy of the Plan will be made available to Director upon written request to the Chief Financial Officer of Alimera.

     § 2. Vesting and Option Expiration.
(a)	General Rule. Subject to § 2(b) and § 2(c), Director’s right under this Option Certificate to exercise this Option is fully vested as of the date hereof.

(b)	Option Expiration Rules. Director’s right to exercise all or any part of this Option shall expire no later than the seventh anniversary of the Grant Date.

(a)	Special Rules.
(1)	Change in Control. If there is a Change in Control of Alimera, this Option shall be subject to the provisions of § 14 of the Plan with respect to such Change in Control.

(2)	Affiliates. For purposes of this Option Certificate, any reference to Alimera shall include any Affiliate, Parent or Subsidiary of Alimera.

(3)	Fractional Shares. Director’s right to exercise this Option shall not include a right to exercise this Option to purchase a fractional share of Stock. If Director exercises this Option on any date when this Option includes a fractional share of Stock, his or her exercise right shall be rounded down to the nearest whole share of Stock and the fractional share shall be carried forward until that fractional share together with any other fractional shares can be combined to equal a whole share of Stock or this Option expires
     § 3. Method of Exercise of Option. Director may exercise this Option in whole or in part only in accordance with the rules and procedures established from time to time by Alimera for the exercise of an Option. The Option Price shall be paid at exercise either in cash, by check acceptable to Alimera or through any cashless exercise/resale procedure which is implemented by a broker unrelated to Alimera through a sale of Stock in the open market and which is acceptable to the Committee, or in any combination of these forms of payment.
     § 4. Delivery and Other Laws. Alimera shall deliver appropriate and proper evidence of ownership of any Stock purchased pursuant to the exercise of this Option as soon as practicable after such exercise to the extent such delivery is then permissible under applicable law or rule or regulation, and such delivery shall discharge Alimera of all of its duties and responsibilities with respect to this Option.

     § 5. Nontransferable. Except as expressly authorized by the Committee, no rights granted under this Option shall be transferable by Director other than by will or by the laws of descent and distribution, and the rights granted under this Option shall be exercisable during Director’s lifetime only by Director. The person or persons, if any, to whom this Option is transferred by will or by the laws of descent and distribution shall be treated after Director’s death the same as Director under this Option Certificate.
     § 6. No Right to Continue Service. Neither the Plan, this Option, nor any related material shall give Director the right to continue in service to Alimera or shall adversely affect the right of Alimera to terminate Director’s service with or without cause (as determined by the Committee) at any time.
     § 7. Stockholder Status. Director shall have no rights as a stockholder with respect to any shares of Stock under this Option until such shares have been duly issued and delivered to Director, and no adjustment shall be made for dividends of any kind or description whatsoever or for distributions of rights of any kind or description whatsoever respecting such Stock except as expressly set forth in the Plan,
     § 8. Governing Law. The Plan and this Option shall be governed by the laws of the State of Delaware.
     § 9. Binding Effect. This Option shall be binding upon Alimera and Director and their respective heirs, executors, administrators and successors.
     § 10. Tax Withholding. This Option has been granted subject to the condition that Director consents to whatever action the Committee directs to satisfy the minimum statutory federal and state withholding requirements, if any, which Alimera determines are applicable upon the exercise of this Option.
     § 11. References. Any references to sections (§) in this Option Certificate shall be to sections (§) of this Option Certificate unless otherwise expressly stated as part of such reference.

ALIMERA SCIENCES, INC.
2005 INCENTIVE STOCK PLAN
NON-ISO CERTIFICATE
Alimera Sciences, Inc., a Delaware corporation (“Alimera”), in accordance with the Alimera Sciences, Inc. 2005 Incentive Stock Plan (the “Plan”), hereby grants an Option to Calvin W. Roberts, MD who shall be referred to as “Director,” to purchase from Alimera Fifteen Thousand (15,000) shares of Stock at an Option Price per share equal to $1.14, which grant shall be subject to all of the terms and conditions set forth in this Option Certificate and in the Plan. This grant has been made as of June 25, 2008 which shall be referred to as the “Grant Date”. This Option is not intended to satisfy the requirements of § 422 of the Code and thus shall be a Non-ISO as that term is defined in the Plan.

ALIMERA SCIENCES, INC.

	By:	/s/ Richard Eiswirth, Jr.

Acknowledged:	DIRECTOR

/s/ Calvin Roberts

[Signature]

	Date:	7/28/2008

TERMS AND CONDITIONS
     § 1.     Plan. This Option grant is subject to all the terms and conditions set forth in the Plan and this Option Certificate, and all the terms in this Option Certificate which begin with a capital letter are either defined in this Option Certificate or in the Plan. If a determination is made that any term or condition set forth in this Option Certificate is inconsistent with the Plan, the Plan shall control. A copy of the Plan will be made available to Director upon written request to the Chief Financial Officer of Alimera.

     § 2.     Vesting and Option Expiration.
(a)	General Rule. Subject to § 2(b) and § 2(c), Director’s right under this Option Certificate to exercise this Option is fully vested as of the date hereof.

(b)	Option Expiration Rules. Director’s right to exercise all or any part of this Option shall expire no later than the seventh anniversary of the Grant Date.

(a)	Special Rules.
(1)	Change in Control. If there is a Change in Control of Alimera, this Option shall be subject to the provisions of § 14 of the Plan with respect to such Change in Control.

(2)	Affiliates. For purposes of this Option Certificate, any reference to Alimera shall include any Affiliate, Parent or Subsidiary of Alimera.

(3)	Fractional Shares. Director’s right to exercise this Option shall not include a right to exercise this Option to purchase a fractional share of Stock. If Director exercises this Option on any date when this Option includes a fractional share of Stock, his or her exercise right shall be rounded down to the nearest whole share of Stock and the fractional share shall be carried forward until that fractional share together with any other fractional shares can be combined to equal a whole share of Stock or this Option expires.
     § 3.     Method of Exercise of Option. Director may exercise this Option in whole or in part only in accordance with the rules and procedures established from time to time by Alimera for the exercise of an Option. The Option Price shall be paid at exercise either in cash, by check acceptable to Alimera or through any cashless exercise/resale procedure which is implemented by a broker unrelated to Alimera through a sale of Stock in the open market and which is acceptable to the Committee, or in any combination of these forms of payment.
     § 4.     Delivery and Other Laws. Alimera shall deliver appropriate and proper evidence of ownership of any Stock purchased pursuant to the exercise of this Option as soon as practicable after such exercise to the extent such delivery is then permissible under applicable law or rule or regulation, and such delivery shall discharge Alimera of all of its duties and responsibilities with respect to this Option.

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     § 5.     Nontransferable. Except as expressly authorized by the Committee, no rights granted under this Option shall be transferable by Director other than by will or by the laws of descent and distribution, and the rights granted under this Option shall be exercisable during Director’s lifetime only by Director. The person or persons, if any, to whom this Option is transferred by will or by the laws of descent and distribution shall be treated after Director’s death the same as Director under this Option Certificate.
     § 6.     No Right to Continue Service. Neither the Plan, this Option, nor any related material shall give Director the right to continue in service to Alimera or shall adversely affect the right of Alimera to terminate Director’s service with or without cause (as determined by the Committee) at any time.
     § 7.     Stockholder Status. Director shall have no rights as a stockholder with respect to any shares of Stock under this Option until such shares have been duly issued and delivered to Director, and no adjustment shall be made for dividends of any kind or description whatsoever or for distributions of rights of any kind or description whatsoever respecting such Stock except as expressly set forth in the Plan.
     § 8.     Governing Law. The Plan and this Option shall be governed by the laws of the State of Delaware.
     § 9.     Binding Effect. This Option shall be binding upon Alimera and Director and their respective heirs, executors, administrators and successors.
     § 10.     Tax Withholding. This Option has been granted subject to the condition that Director consents to whatever action the Committee directs to satisfy the minimum statutory federal and state withholding requirements, if any, which Alimera determines are applicable upon the exercise of this Option.
     § 11.     References. Any references to sections (§) in this Option Certificate shall be to sections (§) of this Option Certificate unless otherwise expressly stated as part of such reference.

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ALIMERA SCIENCES, INC.
2005 INCENTIVE STOCK PLAN
NON-ISO CERTIFICATE
Alimera Sciences, Inc., a Delaware corporation (“Alimera”), in accordance with the Alimera Sciences, Inc. 2005 Incentive Stock Plan (the “Plan”), hereby grants an Option to Calvin W. Roberts, MD who shall be referred to as “Director,” to purchase from Alimera Fifteen Thousand (15,000) shares of Stock at an Option Price per share equal to $1.18, which grant shall be subject to all of the terms and conditions set forth in this Option Certificate and in the Plan. This grant has been made as of July 16, 2009 which shall be referred to as the “Grant Date”. This Option is not intended to satisfy the requirements of § 422 of the Code and thus shall be a Non-ISO as that term is defined in the Plan.

ALIMERA SCIENCES, INC.
	By:	/s/ Richard Eiswirth, Jr.

Acknowledged:	DIRECTOR
/s/ Calvin Roberts
[Signature]

	Date:	August 24, 2009

TERMS AND CONDITIONS
     § 1. Plan. This Option grant is subject to all the terms and conditions set forth in the Plan and this Option Certificate, and all the terms in this Option Certificate which begin with a capital letter are either defined in this Option Certificate or in the Plan. If a determination is made that any term or condition set forth in this Option Certificate is inconsistent with the Plan, the Plan shall control. A copy of the Plan will be made available to Director upon written request to the Chief Financial Officer of Alimera.

     § 2. Vesting and Option Expiration.
(a)	General Rule. Subject to § 2(b) and § 2(c), Director’s right under this Option Certificate to exercise this Option is fully vested as of the date hereof.

(b)	Option Expiration Rules. Director’s right to exercise all or any part of this Option shall expire no later than the seventh anniversary of the Grant Date.

(a)	Special Rules.
(1)	Change in Control. If there is a Change in Control of Alimera, this Option shall be subject to the provisions of § 14 of the Plan with respect to such Change in Control.

(2)	Affiliates. For purposes of this Option Certificate, any reference to Alimera shall include any Affiliate, Parent or Subsidiary of Alimera.

(3)	Fractional Shares. Director’s right to exercise this Option shall not include a right to exercise this Option to purchase a fractional share of Stock. If Director exercises this Option on any date when this Option includes a fractional share of Stock, his or her exercise right shall be rounded down to the nearest whole share of Stock and the fractional share shall be carried forward until that fractional share together with any other fractional shares can be combined to equal a whole share of Stock or this Option expires
     § 3. Method of Exercise of Option. Director may exercise this Option in whole or in part only in accordance with the rules and procedures established from time to time by Alimera for the exercise of an Option. The Option Price shall be paid at exercise either in cash, by check acceptable to Alimera or through any cashless exercise/resale procedure which is implemented by a broker unrelated to Alimera through a sale of Stock in the open market and which is acceptable to the Committee, or in any combination of these forms of payment.
     § 4. Delivery and Other Laws. Alimera shall deliver appropriate and proper evidence of ownership of any Stock purchased pursuant to the exercise of this Option as soon as practicable after such exercise to the extent such delivery is then permissible under applicable law or rule or regulation, and such delivery shall discharge Alimera of all of its duties and responsibilities with respect to this Option.

     § 5. Nontransferable. Except as expressly authorized by the Committee, no rights granted under this Option shall be transferable by Director other than by will or by the laws of descent and distribution, and the rights granted under this Option shall be exercisable during Director’s lifetime only by Director. The person or persons, if any, to whom this Option is transferred by will or by the laws of descent and distribution shall be treated after Director’s death the same as Director under this Option Certificate.
     § 6. No Right to Continue Service. Neither the Plan, this Option, nor any related material shall give Director the right to continue in service to Alimera or shall adversely affect the right of Alimera to terminate Director’s service with or without cause (as determined by the Committee) at any time.
     § 7. Stockholder Status. Director shall have no rights as a stockholder with respect to any shares of Stock under this Option until such shares have been duly issued and delivered to Director, and no adjustment shall be made for dividends of any kind or description whatsoever or for distributions of rights of any kind or description whatsoever respecting such Stock except as expressly set forth in the Plan.
     § 8. Governing Law. The Plan and this Option shall be governed by the laws of the State of Delaware.
     § 9. Binding Effect. This Option shall be binding upon Alimera and Director and their respective heirs, executors, administrators and successors.
     § 10. Tax Withholding. This Option has been granted subject to the condition that Director consents to whatever action the Committee directs to satisfy the minimum statutory federal and state withholding requirements, if any, which Alimera determines are applicable upon the exercise of this Option.
     § 11. References. Any references to sections (§) in this Option Certificate shall be to sections (§) of this Option Certificate unless otherwise expressly stated as part of such reference.